UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 5, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
              -----------------------------------------------------

               (Exact name of registrant as specified in charter)

    Colorado                             0-11485                 84-1072256
    --------                             -------                 ----------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
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               Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     Effective October 5, 2005, Accelr8 Technology Corporation (the "Accelr8") and Promega Corporation ("Promega") entered into a Feasibility Testing Agreement (the "Feasibility Testing Agreement"). The following summary of the Feasibility Testing Agreement is qualified in its entirety by reference to the entire Feasibility Testing Agreement.

     Pursuant to the Feasibility Testing Agreement, Accelr8 will focus on the development of a customized coating for glass slides for use by Promega and a potential short term supply of such glass slides, should the development be successful and Promega chooses Accelr8 to manufacture and supply slides for sale to third parties. The Feasibility Testing Agreement requires that the feasibility testing be divided into two phases. Promega will pay Accelr8 $49,000 in return for Accelr8's performance under the Feasibility Testing Agreement. If Promega determined that Phase 1 is not successfully completed, Accelr8 will return $22,000 to Promega and Accelr8 will have no further obligation under the Feasibility Testing Agreement. If both phases have been successfully completed, the materials developed meet Promega's product performance parameters, and Promega wishes to sell slides with the Customized Coating (as defined in the Feasibility Testing Agreement), the Accelr8 and Promega will enter into a license agreement.

     Any invention developed under the Feasibility Testing Agreement that constitutes an improvement of Accelr8's Background Technology (as defined in the Feasibility Testing Agreement) shall be owned by Accelr8. Any other inventions shall be a joint invention owned by both Accelr8 and Promega. The Feasibility Testing Agreement, unless previously terminated, expires on September 30, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  October 17, 2005            ACCELR8 TECHNOLOGY CORPORATION

                                   By: /s/  Thomas V. Geimer
                                       -----------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer